UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
___________________________________

FORM 8-K

Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2014

EDGEWATER TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20971	71-0788538
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

200 Harvard Mill Square, Suite 210
Wakefield, Massachusetts 01880
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (781) 246-3343

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On June 4, 2014, Edgewater Technology, Inc, (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”).  A copy of the press release issued by the Company in connection with the Annual Meeting is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

At the Annual Meeting, the Company’s stockholders voted:

1.
to elect the six (6) candidates listed as nominees in the Company’s Proxy Statement dated April 24, 2014 (the “Proxy Statement”), who are Paul Flynn, Paul Guzzi, Nancy Leaming, Michael Loeb, Shirley Singleton and Wayne Wilson, and who will serve until the Company’s 2015 Annual Meeting or until their successors are duly elected and qualified;

2.	to approve (on a nonbinding, advisory basis) named executive officer compensation; and

3.	to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accountants to audit the accounts of Edgewater for the fiscal year ending December 31, 2014.

The voting results are set forth in Exhibit 99.2 and are incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit Number	Description of Exhibit

99.1	Edgewater Technology, Inc. Press Release dated June 6, 2014.

99.2	Report of Matters Voted Upon by Stockholders.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 6, 2014

EDGEWATER TECHNOLOGY, INC.

By:	/s/ Timothy R. Oakes
Name:	Timothy R. Oakes
Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)